                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[X] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12
[_] Confidential, For Use by theCommission Only (as permitted by Rule
    14a-6(e)(2))

                               Nations Funds Trust

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                (Name of Registrant as Specified In Its Charter)
       ------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:  N/A
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(2) Aggregate number of securities to which transaction applies:  N/A
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
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(4) Proposed maximum aggregate value of transaction:  N/A
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(5) Total fee paid:  N/A
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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:  N/A
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(2) Form, Schedule or Registration Statement No.:  N/A
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(3) Filing Party:  N/A
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(4) Date Filed:  N/A
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Notes:

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                                        [LOGO] 2002 Shareholder Proxy
                                        Your Investment . Your Right . Your Vote


                                                       Questions and answers for
                                                      Nations Funds shareholders


                                                            [LOGO] Nations Funds

Your vote matters

It's your right -- and your responsibility as a shareholder

Nations Funds is asking shareholders to vote on the 2002 proxy. You, along with more than one million other account owners, representing over $125 billion in assets as of December 31, 2001, are receiving proxy packages.

The Nations Funds 2002 proxy is an important initiative that can only succeed with your participation. Please fulfill your responsibility to your fellow shareholders by exercising your right to vote.

Questions and answers about your proxy vote:
--------------------------------------------------------------------------------

1.  Who is asking for my vote?
    The Boards of Directors/Trustees of the Nations Funds family are asking for your vote on proposals that will be decided on at the funds' shareholder meetings on March 27, 2002. Approval of these proposals requires a shareholder vote.

2. Do the Boards of Directors/Trustees recommend that I vote a certain way? The Boards of Directors/Trustees unanimously recommend that you vote FOR all of the proposals, which they believe are in the best interests of the funds and the funds' shareholders.

3.  Who is eligible to vote?
    Any shareholder of record as of December 27, 2001 is eligible to vote at the shareholder meetings, or at any adjournment of the meetings. For each proposal that affects your fund(s), you have the right to cast one vote for each share you own.

4.  What am I voting on?
    Each fund's proxy will contain different proposals. In general, the proposals are designed to streamline the funds' operations by taking advantage of enhanced processes and/or economies of scale. For details about the specific issues related to the enclosed proxy, please refer to the back page of this document.

5. If I own shares of more than one fund, will I receive a proxy card for each fund?
    Yes, you will receive a proxy card for each fund you own. If you own more than one fund, Nations Funds, to the extent possible, has tried to send all of your proxies in one package to help minimize mailing costs. Because of staggered mailing schedules, however, you may receive more than one package. In any event, it's vital that you vote every proxy card you receive.

6.  How do I vote?
    For your convenience, you have three choices, as explained in the enclosed proxy materials. You can vote:
    .   On the Internet
    .   By making a toll-free telephone call
    . By completing and signing your proxy card and mailing it back in the postage-paid envelope provided

Complete voting instructions are included in this package. You may also attend the shareholder meetings in person.

--------------------------------------------------------------------------------

 7.  How will votes be recorded?
     If you vote online or by phone, your votes will be confirmed and posted immediately. If you return your proxy card by mail, your votes will be recorded as specified for each proposal, as long as your votes are received before the fund's shareholder meeting. Please note: If you sign and date the proxy card without indicating your vote, your shares will be voted FOR all of the proposals.

 8.  What happens if I don't vote?
     It's vital that you do vote. If there aren't enough votes to conduct a shareholder meeting for a fund, the meeting will have to be adjourned to a later date, and shareholders who failed to vote the first time will need to be solicited again. This process may have to be repeated if not enough votes are received the second time around (i.e., it's possible for a fund to adjourn its meeting more than once, a costly undertaking). Remember, proxy mailings are generally a fund expense, and so are follow-up mailings and solicitations. By voting -- and voting promptly -- you may help keep your fund's expenses down.

 9.  How can I find out more about the funds?
     If you would like copies of any Nations Funds mutual fund prospectus, annual or semiannual report, simply contact your investment professional or call toll free 1.800.653.9427. You may also visit Nations Funds online at www.nations-funds.com.

10. Is there a phone number I can call if I have questions about the proxy? You may call Nations Funds toll free at 1.800.653.9427.

Your vote counts! Please join your fellow shareholders in voting your proxies now. Thank you for your business and continued support.

Proxy overview

The proposals you are voting on:

Authorizing the funds' adviser to hire and replace investment sub-advisers or to modify investment sub-advisory agreements without shareholder approval

This proposal affects the following funds:

 . Nations High Yield Bond Fund
 . Nations Intermediate Bond Fund
 . Nations International Equity Fund
 . Nations International Value Fund
 . Nations Kansas Municipal Income Fund
 . Nations MidCap Index Fund

Nations Funds and Banc of America Advisors, LLC (BA Advisors), the investment adviser to the funds, have applied for an exemptive order from the Securities and Exchange Commission (SEC) that would give BA Advisors, with the approval of the Board of Trustees, permission to make sub-advisory changes to a fund without submitting the changes to a vote of the fund's shareholders, subject to certain SEC conditions. By eliminating shareholder approval, BA Advisors will have greater flexibility in overseeing sub-advisers, and Nations Funds and its shareholders would be spared the time and expense of holding shareholder meetings, and soliciting and submitting proxies for this purpose.

Reorganization and establishment of Nations Funds mutual funds as a Delaware business trust

This proposal affects the following funds:

 . Nations Intermediate Bond Fund
 . Nations International Value Fund
 . Nations International Equity Fund

The Declaration of Trust is the charter document that describes how a fund conducts business and how it is governed. Currently, these Nations Funds mutual funds are registered as a Massachusetts business trust. By reorganizing the funds under a Delaware business trust structure, the funds generally should be able to provide greater flexibility and efficiency in certain corporate and organizational matters. These efficiencies and benefits to shareholders include potential cost savings from the reduction of accounting, legal, filing and registration costs.

How are shareholders affected by this proposal?
Potential for long-term efficiencies
Although there is little or no immediate, direct impact on Nations Funds shareholders, the goal of the initiative is to gain more flexibility in fund operations and potentially achieve additional economies of scale and other benefits that come with greater asset size.

No disruption to existing investment choices or service levels
Most of the changes resulting from the proxy vote will be transparent to shareholders. Registration as a Delaware business trust will not alter the current investment alternatives available to investors, because the investment objectives and strategies of the funds being combined are substantially the same or identical. Furthermore, total fund expenses, fund managers and service providers will also remain the same.

Approval of a new investment sub-advisory agreement for Nations International Equity Fund, Nations Asset Allocation Fund and Nations Asset Allocation Portfolio

In January 2002, interim investment sub-advisory agreements for each fund and portfolio mentioned above took effect. The Board of Trustees of each fund and portfolio, acting on a recommendation from BA Advisors, approved the replacement of one of the co-investment sub-advisers at Board meetings held in October and November 2001. Shareholders must approve new investment sub-advisory agreements for each fund and portfolio, which are substantially identical to the interim agreements, prior to the expiration of the interim period in June 2002.

How will the funds and portfolio be managed?
Nations International Equity Fund
Commensurate with the change in sub-adviser from Gartmore Global Partners to Marsico Capital Management, LLC, the investment style of approximately one-third of the fund's assets will combine "top-down" analysis among sectors and regions around the world with a "bottom-up" analysis that focuses on investing in securities with earnings growth potential that may not be realized by other investors.

Nations Asset Allocation Fund and Nations Asset Allocation Portfolio Commensurate with the change in sub-adviser from Chicago Equity Partners, LLC to Banc of America Capital Management, LLC, the investment strategies of the equity portion of Nations Asset Allocation Fund and Nations Asset Allocation Portfolio will change from a quantitative, model-driven strategy to a fundamental strategy incorporating both "bottom-up" stock selection and "top-down" macroeconomic analysis.

Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America Corporation, is not a bank and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Banc of America Advisors, LLC, an affiliate of Bank of America Corporation, performs investment advisory and other services for Nations Funds, and receives fees for such services. Member NASD, SIPC.

PROXYQA4
211907 (O1/02)

Voting instructions
Three easy ways to cast your vote

Now that you've read through the proxy materials, it's time to vote. For speed and convenience, we're offering a choice of three voting methods: Internet, phone or mail. Votes cast online or by telephone are confirmed and tallied immediately, and there's no need to mail back your proxy card(s).

[LOGO] 2002 Shareholder Proxy
       Your Investment . Your Right . Your Vote

On the Internet

 1. Go to www.proxyvote.com.
 2. Enter the 12-digit control number that appears on your proxy card.
 3. Follow the instructions on the Web site to complete your vote.

By phone

 1. Call the toll-free number shown on your proxy ballot.
 2. Enter the 12-digit control number that appears on your proxy card.
 3. Follow the recorded instructions.

By mail

 1. Complete and sign the proxy card.
 2. Mail it in the postage-paid return envelope provided.

Remember, your vote is important. Please vote now.

It's your investment -- and your right.

Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America Corporation, is not a bank and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Banc of America Advisors, LLC, an affiliate of Bank of America Corporation, performs investment advisory and other services for Nations Funds, and receives fees for such services. Member NASD, SIPC.


[LOGO] Nations Funds

VOTECARD_BEN
211912 (01/02)

                              NATIONS FUNDS TRUST
                        NATIONS SEPARATE ACCOUNT TRUST
                           One Bank of America Plaza
                            101 South Tryon Street
                        Charlotte, North Carolina 28255
                           Telephone: (800) 653-9427

                               January 14, 2002

Dear Shareholder:

   On behalf of the Boards of Trustees of Nations Funds Trust and Nations Separate Account Trust, we are pleased to invite you to special meetings of shareholders of Nations Asset Allocation Fund and Nations Asset Allocation Portfolio (each a "Fund" and together, the "Funds") to be held jointly at 10:00 a.m., Eastern time, on March 27, 2002, at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina (the "Meetings").

   At the Meetings, you will be asked to approve a new investment sub-advisory agreement with Banc of America Capital Management, LLC ("BACAP"). The Boards of Trustees of Nations Funds Trust and Nations Separate Account Trust recently approved a change to the investment sub-adviser who manages the equity portion of your Fund's assets. In particular, Chicago Equity Partners, LLC was replaced with BACAP effective January 1, 2002. Prior to that date, Chicago Equity Partners, LLC served as investment sub-adviser to the equity portion of the Funds' assets. BACAP currently provides investment sub-advisory services to the equity portion of the Funds' portfolios under interim arrangements.

   The general array of sub-advisory services provided under the new agreements and the aggregate fees payable by each Fund for sub-advisory services will remain unchanged from the previous sub-advisory agreements. BACAP is well known to you, as it already serves as the investment sub-adviser to the non-equity portion of the Funds' assets. BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America, N.A. Its management expertise covers all major domestic asset classes, including equity and fixed-income securities and money market instruments. Currently managing more than $125 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and it is the investment sub-adviser to more than 60 funds in the Nations Funds family. The management style BACAP employs for the equity portion of the Funds' assets is described in the following Proxy Statement.

   THE BOARDS OF TRUSTEES OF NATIONS FUNDS TRUST AND NATIONS SEPARATE ACCOUNT TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE TO APPROVE THE PROPOSED NEW SUB-ADVISORY AGREEMENT FOR YOUR FUND.

   The formal Notice of Special Meetings, Proxy Statement and Proxy Ballot are enclosed. The proposed new sub-advisory agreements and the reasons for the unanimous recommendation of the Boards of Trustees are discussed in more detail in the enclosed materials, which you should read carefully. If you have any questions, please do not hesitate to contact us at the toll-free number set forth above.

   We look forward to your attendance at the Meetings or to receiving your Proxy Ballot so that your shares may be voted at the Meetings.

                                          Sincerely,

                                          A. MAX WALKER
                                          President and Chairman of the Boards
                                            of Nations
                                          Funds Trust and Nations Separate
                                            Account Trust

   YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY SUBMITTING YOUR PROXY BALLOT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.

  Two Quick And Easy Ways To Submit Your Proxy*

     As a valued Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your proxy at your convenience, 24 hours a day. After reviewing the enclosed Proxy Statement ("Proxy Statement") select one of the following quick and easy methods to submit your proxy--accurately and quickly.

Vote on-line                                       Vote By Toll-Free Phone Call
1. Read the enclosed Proxy Statement and have your 1. Read the enclosed Proxy Statement and have
   Proxy Ballot** at hand.                            your Proxy Ballot** at hand.
2. Go to Web site www.proxyvote.com                2. Call the toll-free number on your Proxy Ballot.
3. Enter the 12-digit Control Number found on your 3. Enter the 12-digit Control Number found on
   Proxy Ballot.                                      your Proxy Ballot.
4. Submit your proxy using the easy-to-follow      4. Submit your proxy using the easy-to-follow
   instructions.                                      instructions.

  * Voting by toll-free phone call and by internet is not available for shareholders of the Nations Asset Allocation Portfolio
  ** Do not mail the Proxy Ballot if submitting your proxy by Internet or telephone.

                              NATIONS FUNDS TRUST
                        NATIONS SEPARATE ACCOUNT TRUST
                           One Bank of America Plaza
                            101 South Tryon Street
                        Charlotte, North Carolina 28255
                           Telephone: (800) 653-9427

                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                         To Be Held on March 27, 2002

Shareholders:

   PLEASE TAKE NOTE THAT special meetings of shareholders of Nations Asset Allocation Fund of Nations Funds Trust and Nations Asset Allocation Portfolio of Nations Separate Account Trust will be held jointly at 10:00 a.m., Eastern time, on March 27, 2002, at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

      Item 1. A new investment sub-advisory agreement with Banc of America Capital Management, LLC.

      Item 2. Such other business as may properly come before the meeting or any adjournment(s).

   THE BOARDS OF TRUSTEES OF NATIONS FUNDS TRUST AND NATIONS SEPARATE ACCOUNT TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

   Shareholders of record as of the close of business on December 27, 2001 are entitled to notice of, and to vote at, the meetings or any adjournment(s) thereof.

   SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED BY THE BOARDS OF TRUSTEES OF NATIONS FUNDS TRUST AND NATIONS SEPARATE ACCOUNT TRUST. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETINGS. SHAREHOLDERS ALSO MAY SUBMIT THEIR PROXIES: 1) BY TELEPHONE AT THE TOLL-FREE NUMBER ON THEIR PROXY BALLOT; OR 2) ON-LINE AT THE WEBSITE WWW.PROXYVOTE.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO NATIONS FUNDS TRUST AND/OR NATIONS SEPARATE ACCOUNT TRUST A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETINGS AND VOTING IN PERSON.

                                          By Order of the Boards of Trustees,

                                          RICHARD H. BLANK, JR.
                                          Secretary of Nations Funds Trust and
                                          Nations Separate Account Trust

January 14, 2002

                                PROXY STATEMENT
                            Dated January 14, 2002

                              NATIONS FUNDS TRUST
                        NATIONS SEPARATE ACCOUNT TRUST
                           One Bank of America Plaza
                            101 South Tryon Street
                        Charlotte, North Carolina 28255
                           Telephone: (800) 653-9427

   For ease of reading, certain terms or names that are used in this Proxy Statement have been shortened or abbreviated. A list of these terms and their corresponding full names or definitions can be found at the end of this Proxy Statement in Appendix A. A shareholder may find it helpful to review the terms and names in Appendix A before reading the Proxy Statement. In addition, to avoid confusion the terms "Previous Agreement," "Interim Agreement" and "New Agreement" are used throughout this proxy in the singular. There are, however, two of each of the agreements--one with Funds Trust, on behalf of Asset Allocation Fund, and one with Separate Account Trust, on behalf of Asset Allocation Portfolio.

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Funds Trust and Separate Account Trust at the Meetings of the Funds. At the Meetings, each Fund's shareholders will consider the following proposal:

   . A new investment sub-advisory agreement with BACAP.

   Additional information about the Funds is available in their prospectuses, statements of additional information (or SAIs) and annual and semi-annual reports to shareholders. All of this information is in documents filed with the SEC. The Funds' most recent annual and semi-annual reports to shareholders previously have been mailed to shareholders. Additional copies of any of these documents are available without charge by writing the address given above or by calling (800) 653-9427. These documents also are available on the SEC website at www.sec.gov.

   It is expected that this Proxy Statement will be mailed to shareholders on or about January 14, 2002.

              APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

Overview

   Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Funds. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. In particular, management has historically appointed an investment sub-adviser to manage the equity portion of the Funds' assets and a sub-adviser to manage the non-equity portion. For each Fund, BACAP has sub-advised the non-equity portion of the Fund's assets for some time.

   Prior to January 1, 2002, Chicago Equity served as investment sub-adviser to the equity portion of each Fund's assets pursuant to a previous investment sub-advisory agreement. The Previous Agreement, in accordance with the provisions of the 1940 Act, was terminable at any time, without payment of penalty, by the Board or by a majority of the shareholders, upon 60 days' written notice. Effective January 1, 2002, the Boards approved the termination of the Previous Agreement and the replacement of Chicago Equity with BACAP as investment sub-adviser to the equity portion of each Fund's assets.

   In a situation such as this, where a change in sub-adviser has occurred before shareholders have had the opportunity to approve a new investment sub-advisory agreement, Rule 15a-4 of the 1940 Act allows a mutual fund's board of trustees to approve and put into place an interim investment sub-advisory agreement, subject to certain conditions. Shareholders must then approve a new agreement within a specified period of time in order for the fund to continue to receive contractual sub-advisory services from that investment sub-adviser.

   In connection with the termination of the Previous Agreement and to ensure continuity of sub-advisory services to the Funds, the Boards approved, for each Fund, both an interim investment sub-advisory agreement and a new investment sub-advisory agreement with BACAP. Consequently, BACAP currently serves as investment sub-adviser to the equity portion of each Fund under the Interim Agreement. Rule 15a-4 under the 1940 Act permits BACAP to continue to so serve until May 30, 2002 (which is 150 days from January 1, 2002), by which time Fund shareholders will have to approve the New Agreement.

Description of the Interim Agreement and the New Agreement

   The term of the Interim Agreement is from January 1, 2002 through the date that Fund shareholders approve a new investment sub-advisory agreement, but in no case later than 150 days from January 1, 2002--or May 30, 2002. Under the Interim Agreement, BACAP is entitled to receive a sub-advisory fee at the annual rate of 0.25% of the average daily net assets of the equity portion of each Fund.

   The New Agreement, on which shareholders are voting, is substantially identical to both the Interim Agreement (under which BACAP currently provides interim sub-advisory services to the equity portion of the Funds' assets) and also the investment sub-advisory agreement currently in place with BACAP for the non-equity portion of each Fund, which previously was approved by shareholders. It also is substantially similar to the Previous Agreement with Chicago Equity. There are, however, certain differences. For example, under the Previous Agreement, Chicago Equity agreed to indemnify the Funds, under certain circumstances, in the event that the Funds were charged with liability. On the other hand, under the Interim Agreement and New Agreement, BACAP has not agreed to indemnify the Funds under any circumstances, even in the event that the Funds were charged with liability. In this regard, the Interim Agreement and the New Agreement differ from the Previous Agreement and could be viewed as being less favorable to shareholders than the Pervious Agreement.

   Under the New Agreement, BACAP agrees to perform all of the management services necessary for the investment operations of each Fund, including, determining from time to time what securities and other investments will be purchased, retained or sold by the Funds, and agrees to place the daily orders for the purchase or sale of securities. In addition, BACAP also agrees to provide additional services related to the continuous investment program including recordkeeping services; comply with all applicable rules and regulations of the SEC; use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities; use its best efforts to seek on behalf of the Funds the best overall terms available when executing portfolio transactions, and in evaluating the best overall terms available, may consider the brokerage and research services provided to the Funds and/or other accounts over which BACAP exercises investment discretion. Under the New Agreement, BA Advisors, the investment adviser to the Funds, retains authority over the management of the Funds and the investment and disposition of the Funds' assets.

   If approved by shareholders at the Meetings, the New Agreement will remain in effect for a two-year period following the date of approval. Thereafter, the New Agreement will continue in effect for successive periods not to exceed one year, provided that such continuance is specifically approved at least annually by the Board, or by a vote of a majority of the outstanding shares of each of the Funds, and in either case by a majority of the Trustees who are not "interested persons" of the Funds, BA Advisors or BACAP, as that term is defined in the 1940 Act. The investment sub-advisory fee rates payable to BACAP under the New Agreement are the same as those for the Interim Agreement, i.e., 0.25% of the average daily net assets of the equity portion of each Fund. This is the same rate as under the Previous Agreement.

   Copies of the New Agreement are available upon request by writing or calling Nations Funds at (800) 653-9427.

Comparison of Management Styles

   The unanimous approval of the Interim Agreement and New Agreement by the Board was made recognizing that it represented a change in the way that the equity portion of the Funds would be managed, including a change in the investment sub-adviser. As discussed in the October 31, 2001 prospectus supplement, effective January 1, 2002, BACAP's Growth Strategies Team began managing the equity portion of each Fund. BACAP's Fixed Income Management Team continues to manage the non-equity portion of the Funds.

   In managing the equity portion of the Funds, Chicago Equity used quantitative analysis to analyze fundamental information about securities and identify value. Starting with a universe of approximately 2000 common stocks, Chicago Equity used a multi-factor computer model to rank securities. Chicago Equity tried to manage risk by matching the market capitalization, style and industry weighting characteristics of the Standard & Poor's SuperComposite 1500 Index and focused on selecting individual stocks to try to provide higher returns than the Standard & Poor's 500 Composite Stock Price Index while maintaining a level of risk similar to the index.

   By comparison, the BACAP Growth Strategies Team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating the growth prospects of the company's industry and the company's relative competitive position in the industry. The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

   The Growth Strategies team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued. In actively managing the portfolio, the team considers the characteristics of the Standard & Poor's 500 Composite Stock Price Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

   With respect to the Asset Allocation Fund only, the team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains it distributes to shareholders. For example, the team: may limit the number of buy and sell transactions it makes; will try to sell shares that have the lowest tax burden on shareholders; and may offset capital gains by selling securities to realize a capital loss. While the Fund tries to manage capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may be affected by changes in tax laws and regulations, or by court decisions.

   If the New Agreement is not approved by shareholders of either Fund, the non-equity portion of each Fund will continue to be managed by BACAP, and the Boards will consider what further action is appropriate with respect to the equity portion of the Funds' assets.

Board Consideration

   At the October 10, 2001 in-person meetings, the Boards approved the replacement of Chicago Equity as the investment sub-adviser to the Funds with BACAP, effective January 1, 2002. The Boards were provided with information concerning the Interim Agreement and New Agreement and were informed of the standards that each Board should apply in determining whether to approve the Interim Agreement and New Agreement. The information provided by BA Advisors to the Boards included the rationale for terminating Chicago Equity, investment sub-advisory comparative fee information (which was provided at the in-person meetings held on November 28, 2001) and a discussion of how the change in sub-adviser from Chicago Equity to BACAP would affect BACAP's ability to perform its duties as set forth in the Interim Agreement and the New Agreement.

   At the October 10, 2001 meetings, the Boards, including the Non-Interested Trustees, unanimously approved the Interim Agreement and New Agreement. Specifically, the Boards determined that the compensation payable under the Interim Agreement and New Agreement was fair and reasonable and did not reflect an increase in compensation from the Previous Agreement. The Boards also determined that the scope and quality of services to be provided to the Funds under the Interim Agreement and New Agreement would be at least equivalent, and in some respects superior to, the scope and quality of services provided under the Previous Agreement. The Boards based their decision to recommend the approval of the Interim Agreement and New Agreement on the following material factors: (1) the anticipated level and type of services under the Interim Agreement and New Agreement; (2) that the sub-advisory fees under the Interim and New Agreement will be no higher than under the Previous Agreement, and, in any event, would not impact the total investment advisory fees paid by a Fund;
(3) that BACAP has made representations with respect to significant investment in building BACAP's equity research group and its Growth Strategies Team; (4) the depth of management experience of BACAP's Growth Strategies Team, including those persons who would be involved in the daily management of the Funds; (5) the strong recent investment record of BACAP in managing similar Funds; (6) that Asset Allocation Fund and its shareholders will bear the customary expenses of the proxy solicitation. In this regard, the Board considered that such expenses were justified by the potential benefits of the new sub-advisory arrangements; (7) that because of certain operating expense caps that have been put in place, Asset Allocation Portfolio will not bear any expenses of the proxy solicitation; and (8) potential benefits of the new arrangements, if any, to other persons, including BA Advisors and its affiliates (e.g., the benefit of consolidating resources within BA Advisors and its affiliates, and the additional sub-advisory fees that BACAP would receive).

   The Boards based their determinations on discussions with representatives of Bank of America, BA Advisors and BACAP at the meetings and a review of materials presented by BA Advisors and BACAP. These materials included a form of the Interim Agreement and New Agreement.

Information Regarding BACAP

   As noted, BACAP is well known to shareholders, as it already serves as the investment sub-adviser to the non-equity portion of the Funds' assets. Its management expertise covers all major domestic asset classes, including equity and fixed-income securities and money market instruments. Currently managing more than $125 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and it is the investment sub-adviser to more than 60 funds in the Nations Funds Family. It takes a team approach to investment management and each management team has access to the latest technology and analytical resources.

   BACAP serves as the investment sub-adviser to certain other funds of Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Separate Account Trust, Nations Master Investment Trust and Funds Trust, each a registered investment company that is part of the Nations Funds Family. In addition, BACAP serves as the investment sub-adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange, and as investment manager to a number of private investment companies and to separate accounts of individuals and institutions.

   BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. The principal office of BACAP is located at One Bank of America Plaza, 101 South Tryon Street, Charlotte, North Carolina 28255. The address of Bank of America is 101 South Tryon Street, Charlotte, North Carolina 28255.

   The directors and principal executive officers of BACAP are listed in the following table. The address for each is: c/o of Banc of America Capital Management, LLC, One Bank of America Plaza, 101 South Tryon Street, Charlotte, North Carolina 28255.

Name                 Position at BACAP                Principal Occupation(s)
----                 -----------------                -----------------------
Edward D. Bedard     Chief Administrative Officer;    Position at BACAP; Chief
                     Treasurer; Manager               Operating Officer and Manager,
                                                      BA Advisors; Senior Vice
                                                      President, Bank of America

Robert W. Decker     Chief Operating Officer; Manager Position at BACAP; Senior Vice
                                                      President, Bank of America

Robert H. Gordon     Chief Marketing Officer;         Position at BACAP; President
                     Co-Chairman; Manager             and Manager, BA Advisors;
                                                      Senior Vice President, Bank of
                                                      America

Michael E. Kenneally President; Chief Investment      Position at BACAP; Manager,
                     Officer; Co-Chairman; Manager    BA Advisors; Senior Vice
                                                      President, Bank of America

Jacquelyn L. Dezort  Manager                          Senior Vice President, Bank of
                                                      America

   The aggregate amount paid to BACAP (or its predecessor) for each Fund (or its predecessor) for the period April 1, 2000 through March 31, 2001 was $377,709 for Asset Allocation Fund and for the period January 1, 2001 through December 31, 2001 for Asset Allocation Portfolio was $0. Had BACAP not waived advisory fees and/or reimbursed expenses, the aggregate amount that would have been paid to BACAP for each Fund for these same periods would have been as follows: $377,709 for Asset Allocation Fund and $12,736 for Asset Allocation Portfolio. The aggregate amount paid to BACAP (or its predecessor) for each mutual fund in the Nations Funds Family (or their predecessors) for the period April 1, 2000 through March 31, 2001 was $55,139,136 and for the period January 1, 2001 through December 31, 2001 was $76,095. BACAP does not currently sub-advise any other Funds having similar investment objectives as Asset Allocation Fund and Asset Allocation Portfolio.

   The aggregate amount paid to BA Advisors (or its predecessor) for each Fund (or its predecessor) for the fiscal year April 1, 2000 through March 31, 2001 was $1,628,105 for Asset Allocation Fund and for the fiscal year January 1, 2001 through December 31, 2001 for Asset Allocation Portfolio was $0. Had BA Advisors not waived advisory fees and/or reimbursed expenses, the aggregate amount that would have been paid to BA Advisors for each Fund for these same periods would have been as follows: $1,712,123 for Asset Allocation Fund and $56,179 for Asset Allocation Portfolio.

   For the fiscal year ended March 31, 2001 for Asset Allocation Fund and December 31, 2001 for Asset Allocation Portfolio, BACAP waived sub-advisory fees and/or reimbursed expenses for the Funds as follows:

                                      Fees Waived Expenses Reimbursed
                                      ----------- -------------------
   Asset Allocation Fund.............   $     0           $0
   Asset Allocation Portfolio........   $12,736           $0

   James B. Sommers, a Trustee of Funds Trust and Separate Account Trust, owns shares of Bank of America Corporation. No other officer or Trustee of Funds Trust or Separate Account Trust is an officer, employee, director, general partner or shareholder of BA Advisors, BACAP or any of their affiliates.

Other Information

   BA Advisors also serves as the Funds' co-administrator. Its address is 101 South Tryon Street, Charlotte, North Carolina 28255. Stephens Inc. serves as the Funds' distributor and co-administrator. Its address is 111 Center Street, Little Rock, Arkansas 72201.

   The Funds paid co-administration fees to BA Advisors as follows: $448,718 for Asset Allocation Fund for the fiscal year ended March 31, 2001; and $9,423 for Asset Allocation Portfolio for the fiscal year ended December 31, 2001.

                                VOTING MATTERS

General Information

   This Proxy Statement is being furnished in connection with the solicitation of proxies for the Meetings by the Boards. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of Funds Trust and Separate Account Trust also may solicit proxies by telephone or otherwise. Shareholders may submit their proxy: (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot in the enclosed postage-paid envelope; (2) by phone at the toll-free number on the proxy ballot; or (3) by on-line voting at www.proxyvote.com. Any shareholder submitting a proxy may revoke it at any time before it is exercised at the Meetings by submitting a written notice of revocation addressed to Nations Funds at the address shown on the cover page of this Proxy Statement, or a subsequently executed proxy or by attending the Meetings and voting in person.

   Only shareholders of record at the close of business on December 27, 2001 will be entitled to vote at the Meetings. On that date the following were the number shares outstanding and entitled to vote for each Fund. Each whole and fractional share of a Fund is entitled to a whole or fractional vote.

   Asset Allocation Fund..................................20,056,136.061 shares
   Asset Allocation Portfolio..............................1,042,248.503 shares

   If the accompanying proxy ballot is executed and returned in time for the Meetings, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meetings.

          Special Note for Shareholders of Asset Allocation Portfolio

     The Hartford Life Insurance Company (the "Hartford") and Anchor National Life Insurance Company ("Anchor") are the legal owners of all shares of Asset Allocation Portfolio held in their separate accounts. The separate accounts are registered as unit investment trusts under the 1940 Act and are where the Hartford and Anchor set aside and invest the assets of certain of its annuity contracts. Accordingly, The Hartford and Anchor have the right to vote at Asset Allocation Portfolio's shareholder meeting. To the extent required by federal securities laws or regulations, The Hartford and Anchor will: (i) notify each annuity contract owner ("Owner") of the Meetings if the shares held for that Owner's contract may be voted; (ii) send proxy materials and a form of instructions that each Owner can use to tell The Hartford and/or Anchor how to vote Asset Allocation Portfolio shares held for such contract;
  (iii) arrange for the handling and tallying of proxies received from Owners;
  (iv) vote all Asset Allocation Portfolio shares attributable to such Owner's contract according to instructions received from such Owner; and (v) vote all Asset Allocation Portfolio shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

Quorum

   A quorum is constituted with respect to Asset Allocation Fund and Asset Allocation Portfolio by the presence in person or by proxy of the holders of one-third of the outstanding shares of each Fund entitled to vote at their Meetings.

   For purposes of determining the presence of a quorum for transacting business at the Meetings, abstentions will be treated as shares that are present at the Meetings but which have not been voted. Accordingly, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals of the New Agreement. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions, which for purposes of obtaining a quorum, are treated as present. In certain circumstances, brokers or nominees that are members of the New York Stock Exchange may vote the shares of beneficial owners who do not otherwise submit voting instructions to their broker or nominee.

   In the event that a quorum is not present at the Meetings, or in the event that a quorum is present at the Meetings but sufficient votes to approve any proposed item are not received by a Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meetings in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s).

Shareholder Approval

   The 1940 Act requires that a New Agreement must be approved by a "majority of the outstanding shares" of a Fund. The 1940 Act defines the term "majority of the outstanding shares" to mean the lesser of: (i) 67% or more of the shares of a Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present; or (ii) more than 50% of the outstanding shares of the Fund. If the New Agreement is not approved for a Fund, the Board will consider what further action is appropriate.

Principal Shareholders

   The table below shows the name, address and share ownership of each person known to Funds Trust and Separate Account Trust to have ownership with respect to 5% or more of a class of a Fund as of December 4, 2001. Each shareholder is known to own as of record the shares indicated below. Any shareholder known to Funds Trust and/or Separate Account Trust to own such shares beneficially is designated by an asterisk.

                                                                         Percentage of
                                                Total Shares/ Percentage     Fund
Fund                  Name and Address              Class      of Class  (All Classes)
Asset Allocation Fund BANK OF AMERICA, NA       7,743,389.43    67.92%      38.21%
                      (FORMERLY SEAFIRST BANK)    Investor A
                      FBO RETIREMENT SVCS
                      PO BOX 84248
                      SEATTLE WA 98124-5548

                      MERRILL LYNCH, PIERCE,       17,278.48     9.37%       0.09%
                      FENNER & SMITH INC FOR      Investor C
                      THE SOLE BENEFIT OF ITS
                      CUSTOMERS
                      ATTENTION SERVICE TEAM
                      4800 DEER LAKE DRIVE EAST
                      3RD FLOOR
                      JACKSONVILLE FL 32246

                      STATE STREET BANK &          98,767.34    53.57%       0.49%
                      TRUST CO TTEE               Investor C
                      FBO COASTGEAR & COMPANY
                      ATTN: KEVIN SMITH
                      105 ROSEMONT AVE
                      WESTWOOD MA 02090

                      BANK OF AMERICA NA        2,054,604.17    98.20%      10.14%
                      ATTN TONY FARRER             Primary A
                      TX1-945-08-18
                      411 NORTH AKARD ST
                      DALLAS TX 75201-3307

                                                                                   Percentage of
                                                       Total Shares/ Percentage of     Fund
Fund                       Name and Address                Class         Class     (All Classes)

                           STEPHENS INC                        1.73     100.00%        0.00%
                           ATTN: CINDY COLE               Primary B
                           111 CENTER STREET
                           LITTLE ROCK AR 72201

Asset Allocation Portfolio HARTFORD LIFE INSURANCE CO. 1,024,372.76         n/a       99.44%
                           SEPARATE ACCOUNT TRUST
                           Attn: DAVID TE BROECK
                           PO BOX 2999
                           HARTFORD, CT 06104-2999

   For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class.

   As of December 27, 2001, the officers and Trustees of each of Funds Trust and Separate Account Trust, together, owned less than 1% of any class of a Fund.

Annual Meetings and Shareholder Meetings

   Neither Funds Trust nor Separate Account Trust presently holds annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act. Any shareholder proposals for a shareholder meeting must be presented to Funds Trust and/or Separate Account Trust a reasonable time before proxy materials for the next meeting are sent to shareholders. Because neither Funds Trust nor Separate Account Trust holds regular shareholder meetings, no anticipated date of the next meeting can be provided. The submission of a proposal does not guarantee its inclusion in a proxy statement and is subject to the limitations of the Securities Exchange Act of 1934.

                                OTHER BUSINESS

   The Boards know of no other business to be brought before the Meetings. However, if any other matters properly come before the Meetings, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                             SHAREHOLDER INQUIRIES

   Shareholder inquiries may be addressed to Funds Trust and/or Separate Account Trust in writing at the address, or by phone at the phone number, on the cover page of this Proxy Statement.

                                    *  *  *

   SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY BALLOT AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY SUBMIT PROXIES BY TELEPHONE OR ON-LINE.

   FUNDS TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF MARCH 31, 2001 ANNUAL REPORT AND SEPTEMBER 30, 2001 SEMI-ANNUAL REPORT FOR ASSET ALLOCATION FUND AND SEPARATE ACCOUNT TRUST WILL FURNISH, WITHOUT CHARGE COPIES OF DECEMBER 31, 2000 ANNUAL REPORT AND JUNE 30, 2001 SEMI-ANNUAL REPORT FOR ASSET ALLOCATION PORTFOLIO TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO: NATIONS FUNDS, ONE BANK OF AMERICA PLAZA, 101 SOUTH TRYON STREET, CHARLOTTE, N.C. 28255 OR BY TELEPHONE AT (800) 653-9427.

                                  APPENDIX A

                                   Glossary

Term Used in Proxy Statement          Definition
----------------------------          ----------
1933 Act............................. Securities Act of 1933, as amended
1934 Act............................. Securities Exchange Act of 1934, as amended
1940 Act............................. Investment Company Act of 1940, as amended
Asset Allocation Fund................ Nations Asset Allocation Fund of Funds Trust
Asset Allocation Portfolio........... Nations Asset Allocation Portfolio of Separate Account
                                      Trust
BA Advisors.......................... Banc of America Advisors, LLC
BACAP................................ Banc of America Capital Management, LLC
Bank of America...................... Bank of America, N.A.
Board................................ Any one Board of Trustees of Funds Trust or Separate
                                      Account Trust
Boards............................... Both the Boards of Trustees of Funds Trust and Separate
                                      Account Trust
Chicago Equity....................... Chicago Equity Partners, LLC
Fund(s).............................. Asset Allocation Fund and/or Asset Allocation Portfolio
Funds Trust.......................... Nations Funds Trust
Interim Agreement.................... One or both of the interim investment sub-advisory agreements among BA Advisors, BACAP and Separate
                                      Account Trust, on behalf of Asset Allocation Portfolio, and among BA Advisors, BACAP and Funds Trust, on behalf of
                                      Asset Allocation Fund, each of which became effective on
                                      January 1, 2002
Meeting(s)........................... The shareholder meeting(s) of the Funds that will be held jointly at 10:00 a.m., Eastern time, on March 27, 2002, at
                                      One Bank of America Plaza, 101 South Tryon Street, 33rd
                                      Floor, Charlotte, North Carolina
Nations Funds or Nations Funds Family The fund complex that includes the Companies
Non-Interested Trustees.............. Trustees of a Board who are not "interested persons" of the
                                      Funds, BA Advisors or BACAP, as that term is defined in
                                      the 1940 Act
Previous Agreement................... One or both of the previous investment sub-advisory agreements among BA Advisors, Chicago Equity and
                                      Separate Account Trust, on behalf of Asset Allocation
                                      Portfolio, and among BA Advisors, Chicago Equity and
                                      Funds Trust, on behalf of Asset Allocation Fund, each of
                                      which terminated on December 31, 2001
New Agreement........................ One or both of the new investment sub-advisory agreements among BA Advisors, BACAP and Separate Account Trust,
                                      on behalf of Asset Allocation Portfolio, and among BA
                                      Advisors, BACAP and Funds Trust, on behalf of Asset
                                      Allocation Fund, each of which would become effective, if
                                      approved, on March 27, 2002
Proxy Statement...................... This proxy statement
SEC.................................. United States Securities and Exchange Commission
Separate Account Trust............... Nations Separate Account Trust

                                   APPENDIX B

                              FORM OF PROXY BALLOT


                                               [Insert Fund Name Here]
Nations Funds
101 South Tryon Street                     Special Meeting of Shareholders
33rd Floor                                  to be held on March 27, 2002
One Bank of America Plaza
Charlotte, North Carolina  28255

                                        The undersigned hereby appoints Richard
                                        H. Blank, Jr., Michael Simons and
                                        Carolyn Wyse (the "Proxies"), and each
                                        of them, attorneys and proxies of the
                                        undersigned, each with power of
                                        substitution and resubstitution, to
                                        attend, vote and act for the undersigned at the Special Meeting of Shareholders of the fund to be held at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on March 27, 2002, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the fund which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

                                        THE UNDERSIGNED HEREBY ACKNOWLEDGES
                                        RECEIPT OF THE NOTICE OF SPECIAL MEETING
                                        OF SHAREHOLDERS OF THE FUND AND THE
                                        COMBINED PROXY STATEMENT/PROSPECTUS,
                                        DATED JANUARY 14, 2002.

                                        THIS PROXY IS SOLICITED ON BEHALF OF THE
                                        FUND'S BOARD. PLEASE MARK, SIGN, DATE
                                        AND RETURN THIS PROXY CARD PROMPTLY,
                                        EITHER BY THE ENCLOSED POSTAGE PAID
                                        ENVELOPE, OR BY TELEPHONE OR BY
                                        INTERNET.

To vote by Telephone:

1) Read the Combined Proxy Statement/Prospectus and have the Proxy Ballot below at hand.
2)  Call toll-free 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy Ballot and follow the simple instructions.

To vote by Internet:

1) Read the Combined Proxy Statement/Prospectus and have the Proxy Ballot below at hand.
2)  Go to the website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy Ballot and follow the simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

--------------------------------------------------------------------------------

[Insert Fund Name Here]

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE PROPOSAL BELOW. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.
              --------

Vote on Proposal

1. A new investment sub-advisory agreement with Banc of America Capital Management, LLC.

                    FOR       AGAINST     ABSTAIN
                    |_|         |_|         |_|


   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

   Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.



                                    -----------------------   --------
                                    Signature                         Date

                                    -----------------------   --------
                                    Signature (Joint Owners)          Date

PRX-6